Exhibit 32

CERTIFICATION OF MARILLYN A. HEWSON AND BRUCE L. TANNER PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Lockheed Martin Corporation (the “Corporation”) on Form 10-Q for the quarter ended September 29, 2013, as filed with the U.S. Securities and Exchange Commission on the date hereof (the “Report”), I, Marillyn A. Hewson, Chief Executive Officer and President of the Corporation, and I, Bruce L. Tanner, Executive Vice President and Chief Financial Officer of the Corporation, each certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

/s/ Marillyn A. Hewson
Marillyn A. Hewson
Chief Executive Officer and President

/s/ Bruce L. Tanner
Bruce L. Tanner
Executive Vice President and Chief Financial Officer

Date: October 24, 2013